UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 24, 2020
Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

On April 24, 2020, the Amended Settlement Agreement (the “Amended Settlement Agreement”) that was entered into between Body and Mind Inc. (the “Company”), its indirect wholly-owned subsidiary, NMG Long Beach, LLC (“NMG LB”), the Company’s 60% owned subsidiary, NMG San Diego, LLC (“NMG SD”), Green Light District Holdings, Inc. (“GLDH”), The Airport Collective, Inc. (“Airport”), David Barakett (“Barakett”), and SGSD, LLC (“SGSD”), dated June 28, 2019, which the entry into the Amended Settlement Agreement was previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on July 18, 2019, closed and the Company provided the following final consideration to Barakett for the settlement and in connection with the assignment of the commercial lease for the certain real property located at 7625 Carroll Road, San Diego, California, 92121 (the “SD Location”) to NMG SD, which SD Location has now received all licenses, permits and authorizations required for NMG SD to conduct medical and adult-use commercial cannabis retail operations:

1.	issued 1,340,502 restricted shares of common stock in the capital of the Company to Barakett (the “Payment 2 Shares”) following NMG SD receiving all licenses, permits and authorizations required for NMG SD to conduct medical commercial cannabis retail operations at the SD Location; and

2.	issued 1,340,502 restricted shares of common stock in the capital of the Company to Barakett (the “Payment 3 Shares”) following NMG SD receiving all licenses, permits and authorizations required for NMG SD to conduct adult-use commercial cannabis retail operations at the SD Location.

All other consideration to be provided by the Company under the Amended Settlement Agreement with respect to the assignment of the commercial lease for the SD Location has previously been issued and paid.

NMG SD is owned sixty percent (60%) by a wholly owned subsidiary of the Company and forty percent (40%) by SJJR, LLC.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

As partial consideration for the closing of the Amended Settlement Agreement in connection with the assignment of the commercial lease for the SD Location to NMG SD as described in Item 2.01 of this Current Report on Form 8-K, on April 24, 2020, the Company issued an aggregate of 2,681,004 restricted shares of common stock to Barakett.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on July 18, 2019, the Company relied upon the exemption from registration under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”) provided by Rule 506(b) of Regulation D and/or Section 4(a)(2) of the U.S. Securities Act with respect to such issuances.

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SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On April 28, 2020, Body and Mind Inc. (the “Company” or “BaM”) issued a news release to provide an update on operations commencing at the Arkansas dispensary and closing of the San Diego ShowGrow transaction.

BaM and Comprehensive Care Group, LLC have opened the dispensary in West Memphis, Arkansas near the border with Tennessee. This was the 22nd dispensary to open in the state out of a total of 33 licensed dispensaries approved in Arkansas, and the first one in Zone 3 along the I-40 corridor. Sales of legal medical cannabis commenced in Arkansas in May 2019 and the program has experienced expanding adoption from medical cannabis patients.

“Opening this dispensary with licensee Comprehensive Care is the culmination of years of work and the BaM team has done an admirable job designing and building the facility in West Memphis,” stated Michael Mills, President and Interim CEO of Body and Mind.” Opening our second dispensary in two weeks is anticipated to add meaningful revenue to the Company as we continue to execute on our debt-free growth strategy. The Arkansas facility is designed for both dispensary and cultivation operations and is consistent with the strategy of bringing BaM’s experience to limited license states and expanding brand awareness. I’m extremely proud of our team for completing this project during these challenging conditions and look forward to advancing the cultivation operations later this year. The management and team in Arkansas are following health safety protocols, cleaning regimes, and social distancing protocols to provide a safe environment for both employees and patients. We look forward to welcoming new patients and serving in a safe, clean and supportive environment.”

Arkansas has numerous criteria for medical patients.

•	Be 18 years of age or older. (Patients under 18 years of age must have parental consent);
•	Have a current diagnosis of a qualifying condition;
•	Hold an official written certification from a physician; and
•	Be an Arkansas resident with proof of residency (Valid Arkansas driver's license or state ID card)
•	Arkansas law prevents members of the Arkansas National Guard and the United States Military from obtaining a registry ID card.

Arkansas allows out of state visitors to apply for a temporary Arkansas medical card to obtain medicine while visiting the state.

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The following is a list of the current qualifying conditions: Cancer, Glaucoma, Positive status for HIV/AIDS, Hepatitis C, Amyotrophic lateral sclerosis (ALS), Tourette’s syndrome, Crohn’s disease, Ulcerative colitis, Post-traumatic stress disorder (PTSD), Severe arthritis, Fibromyalgia, Alzheimer’s disease, A chronic or debilitating disease/medical condition/treatment that produces one or more of the following: Cachexia, or wasting syndrome, Intractable pain, or pain that has not responded to ordinary treatment or surgical methods for more than six (6) months, Peripheral neuropathy, Seizures, including those characteristic of epilepsy, Severe nausea, Severe and persistent muscle spasms, including those characteristic of multiple sclerosis (MS), Any other medical condition or its treatment approved by the Arkansas Board of Health. (Source: Arkansas Department of Health)

Completion of San Diego ShowGrow dispensary transaction

In addition to opening the Arkansas dispensary, the Company has completed the transaction for the ShowGrow San Diego dispensary. The ShowGrow San Diego dispensary is owned and operated by NMG San Diego LLC which is 60% owned by a BaM subsidiary. The dispensary continues to welcome new patients and customers and has seen a significant increase in advanced on-line orders for pickup since opening.

A copy of the news release is attached as Exhibit 99.1 hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	News Release dated April 28, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: April 28, 2020	By:	/s/ Michael Mills
Michael Mills
President, Interim CEO and Director

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